                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): August 9, 2000

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



      Georgia                       1-14174                       58-2210952
(State or Other Jurisdiction  (Commission File No.)             (IRS Employer
       of Incorporation)                                     Identification No.)



      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia    30308
              (Address of Principal Executive Offices)             (Zip Code)


                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     See the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.


Exhibit
Number               Description
------               -----------

99.1      Press Release, dated August 9, 2000

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AGL RESOURCES INC.
                                 (Registrant)


                                 /s/ Donald P. Weinstein
                                 ----------------------------
                                 Donald P. Weinstein
                                 Senior Vice President and
                                 Chief Financial Officer


Date: August 10, 2000

                                 EXHIBIT INDEX

Exhibit No.              Description
----------               ------------
  99.1                   Press Release, dated August 9, 2000

                                       4